Exhibit 10.1

AMENDMENT NO. 1
TO
AMENDED AND RESTATED CREDIT AGREEMENT

        AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 12, 2011 (this "Agreement"), among THE JONES GROUP INC. (the "Company"), JONES APPAREL GROUP HOLDINGS, INC., JONES APPAREL GROUP USA, INC., JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION, JONES INVESTMENT CO. INC., JONES JEANSWEAR GROUP, INC., NINE WEST DEVELOPMENT CORPORATION and JONES JEWELRY GROUP, INC., as the U.S. Borrowers, JONES APPAREL GROUP CANADA, LP, as Canadian Borrower (together with the U.S. Borrowers, the "Borrowers"), the various Subsidiaries of the Company parties hereto, the Lenders parties hereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as administrative agent for the International Revolving Lenders (in such capacity, the "Canadian Administrative Agent") and J.P. MORGAN EUROPE LIMITED, as administrative agent for the International Revolving Lenders (in such capacity, the "European Administrative Agent").

W I T N E S S E T H:

        WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Canadian Administrative Agent and the European Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of April 28, 2011 (the "Credit Agreement");

        WHEREAS, the Borrowers have requested that certain amendments be made to the Credit Agreement on the terms set forth herein; and

        WHEREAS, the Lenders are willing, subject to the terms and conditions hereinafter set forth, to consent and agree to such amendments;

        NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

        SECTION 1.1 Certain Definitions. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:

"Administrative Agent" is defined in the preamble.

"Agreement" is defined in the preamble.

"Borrowers" is defined in the preamble.

"Canadian Administrative Agent" is defined in the preamble.

"Company" is defined in the preamble.

"Credit Agreement" is defined in the first recital.

"Effective Date" is defined in Section 5.1.

"European Administrative Agent" is defined in the preamble.

        SECTION 1.2 Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Credit Agreement.

ARTICLE II

AMENDMENTS

        Effective on (and subject to the occurrence of) the Effective Date, the Credit Agreement is amended as follows:

                SECTION 2.1 Amendments to Section 2.06(a) of the Credit Agreement.

        Section 2.06(a) of the Credit Agreement is amended and restated in its entirety as follows:

        "(a) General. Subject to the terms and conditions set forth herein, the Borrower Representative may request the issuance of Letters of Credit denominated in Dollars, Canadian Dollars or an LC Alternative Currency (in the case of U.S. Letters of Credit), Canadian Dollars (in the case of Canadian Letters of Credit) and Dollars, Sterling, Euros or an LC Alternative Currency (in the case of European Letters of Credit) for its own account or for the account of another Borrower, in a form reasonably acceptable to each Applicable Administrative Agent, and the applicable U.S. Issuing Bank (in the case of U.S. Letters of Credit), the applicable Canadian Issuing Bank (in the case of Canadian Letters of Credit) or the applicable European Issuing Bank (in the case of European Letters of Credit), at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrowers to, or entered into by the Borrowers with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control."

                SECTION 2.2 Amendments to Section 2.06(b) of the Credit Agreement.

        Section 2.06(b) of the Credit Agreement is amended and restated in its entirety as follows:

        "(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative shall hand deliver or facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable U.S. Issuing Bank (in the case of U.S. Letters of Credit), the applicable Canadian

Issuing Bank (in the case of Canadian Letters of Credit) or the applicable European Issuing Bank (in the case of European Letters of Credit)) to (1) the applicable U.S. Issuing Bank (in the case of U.S. Letters of Credit), the applicable Canadian Issuing Bank (in the case of Canadian Letters of Credit) or the applicable European Issuing Bank (in the case of European Letters of Credit) and (2) the Administrative Agent (in the case of U.S. Letters of Credit), the Canadian Administrative Agent with a copy to the Administrative Agent (in the case of Canadian Letters of Credit) and the European Administrative Agent (in the case of European Letters of Credit) with a copy to the Administrative Agent, in each case prior to 9:00 a.m., Local Time, at least three Business Days prior to the requested date of issuance, amendment, renewal or extension, a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the currency in which such Letter of Credit will be denominated (which (x) shall be Dollars, Canadian Dollars or any LC Alternative Currency in the case of U.S. Letters of Credit, (y) shall be Dollars or Canadian Dollars in the case of Canadian Letters of Credit and (z) shall be Dollars, Sterling, Euros or any LC Alternative Currency in the case of European Letters of Credit), the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit, which notice shall, in the case of any European Letter of Credit, attach thereto the form of Letter of Credit to be issued that has been agreed to by the European Administrative Agent. If requested by the applicable Issuing Bank, the applicable Borrower also shall submit a letter of credit application on such Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure shall not exceed $350,000,000, (ii) the Standby LC Exposure shall not exceed $50,000,000, (iii) the Commercial LC Exposure shall not exceed $350,000,000, (iv) the LC Exposure on account of Commercial Letters of Credit and Standby Letters of Credit denominated in an LC Alternative Currency that are issued pursuant to the U.S. Commitment shall not exceed $150,000,000, (v) the International A LC Exposure shall not exceed $10,000,000, (vi) the International B LC Exposure shall not exceed $40,000,000, (vii) the Standby LC Exposure with respect to all the International A Borrowers shall not exceed $2,000,000, (viii) the Standby LC Exposure with respect to all the International B Borrowers shall not exceed $8,000,000, (ix) the Commercial LC Exposure with respect to all the International A Borrowers shall not exceed $8,000,000, (x) the Commercial LC Exposure with respect to all the International B Borrowers shall not exceed $32,000,000 and (viii) the Borrowers shall be in compliance with the Revolving Exposure Limitations."

                SECTION 2.3 Amendments to Section 2.06(i) of the Credit Agreement.

        Section 2.06(i) of the Credit Agreement is amended and restated in its entirety as follows:

        "(i) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC

Disbursement, (i) in the case of LC Disbursements in respect of U.S. Letters of Credit or Canadian Letters of Credit made in Dollars, at the rate per annum then applicable to ABR Loans, (ii) in the case of an LC Disbursement in respect of Canadian Letters of Credit made in Canadian Dollars, at the rate per annum then applicable to Canadian Prime Rate Loans, and (iii) in the case of an LC Disbursement in respect of European Letters of Credit or any U.S. Letters of Credit made in an LC Alternative Currency, at the Overnight LIBO Rate plus the Overnight LIBO Spread as set forth in the definition of "Applicable Rate"; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(e) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment."

ARTICLE III

REPRESENTATIONS AND WARRANTIES

        In order to induce the Lenders to approve all of the amendments that are provided for in Article II, each Borrower hereby (a) represents and warrants that (i) each of the representations and warranties of the Loan Parties contained in the Credit Agreement and in the other Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty is true and correct in all material respects as of such earlier date); and (ii) both immediately before and after giving effect to the provisions of this Agreement no Default or Event of Default has occurred and is continuing; and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, each Borrower hereby (i) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains liable to the Administrative Agent and the Lenders in accordance with the terms, covenants and conditions set forth in the Loan Documents, and all Liens on the Collateral created pursuant to the Collateral Documents continue unimpaired and in full force and effect, and (ii) waives all defenses, claims, counterclaims, rights of recoupment or set-off against any of its Obligations as provided in the Loan Documents.

ARTICLE IV

ACKNOWLEDGMENT OF LOAN GUARANTORS

        By executing this Agreement, each Loan Guarantor hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Credit Agreement shall refer to the Credit Agreement after giving effect to this Agreement. Without limiting the foregoing, each such Loan Guarantor waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Loan Guarantor's Obligations as provided in the Loan Documents.

ARTICLE V

CONDITIONS TO EFFECTIVENESS; EXPIRATION; CONDITION SUBSEQUENT

                SECTION 5.1 Effective Date. This Agreement shall become effective on such date (herein called the "Effective Date") when the conditions set forth in this Section have been satisfied.

                SECTION 5.1.1 Execution of Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of the Borrowers, the Loan Guarantors, the Administrative Agent and all the Lenders.

                SECTION 5.1.2 Representations and Warranties. The representations and warranties made by the Borrowers pursuant to Article III shall be true and correct as of the Effective Date.

ARTICLE VI

MISCELLANEOUS

                SECTION 6.1 Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

                SECTION 6.2 Loan Document Pursuant to the Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement. Except as expressly provided for herein, all of the representations, warranties, terms, covenants and conditions contained in the Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.

                SECTION 6.3 Limitation of Amendments. The amendments set forth in Article II shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of any Borrower or any other Loan Party which would require the consent of any of the Lenders under the Credit Agreement or any other Loan Document.

                SECTION 6.4 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                SECTION 6.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                SECTION 6.6 Further Assurances. Each Borrower shall execute and deliver, and shall cause each other Loan Party to execute and deliver, from time to time in favor of the Administrative Agent and the Lenders such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Agreement.

                SECTION 6.7 Costs and Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of legal counsel of the Administrative Agent) that are incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith.

                SECTION 6.8 GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:
THE JONES GROUP INC.,
a Pennsylvania corporation
JONES APPAREL GROUP HOLDINGS, INC.,
a Delaware corporation
JONES APPAREL GROUP USA, INC.,
a Delaware corporation
JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION,
a New Jersey corporation
JONES INVESTMENT CO. INC.,
a Delaware corporation
NINE WEST DEVELOPMENT CORPORATION, a Delaware corporation
JONES JEANSWEAR GROUP, INC.,
a New York corporation
JONES JEWELRY GROUP, INC.,
a Rhode Island corporation

By  /s/ Joseph T. Donnalley
     Name: Joseph T. Donnalley
     In his capacity as officer for each aforenamed Borrower
     as set forth opposite such Borrower on Schedule I
     attached hereto

JONES APPAREL GROUP CANADA, LP,
an Ontario Limited Partnership

By: JONES CANADA, INC., its General Partner

By  /s/ Roger Flores
     Name: Roger Flores
     Title: Vice President of Finance

LOAN GUARANTORS:
JONES DISTRIBUTION CORPORATION,
a Delaware corporation
JONES MANAGEMENT SERVICE
COMPANY,
a Delaware corporation
JONES HOLDING, INC.,
a Delaware corporation

By  /s/ Joseph T. Donnalley
     Name: Joseph T. Donnalley
     In his capacity as officer for each aforenamed Guarantor
     as set forth opposite such Guarantor on Schedule I
     attached hereto

JPMORGAN CHASE BANK, N.A., as Revolving
Lender, Issuing Bank and Administrative Agent

By  /s/ Donna M. DiForio
     Name: Donna M. DiForio
     Title: Vice PResident

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH, as International Revolving Lender,
Issuing Bank and Canadian Administrative Agent

By  /s/ Auggie Marchetti
     Name: Auggie Marchetti
     Title: Vice President & Region Manager

J. P. MORGAN EUROPE LIMITED, as European
Administrative Agent

By  /s/ Tim Jacob
     Name: Tim Jacob
     Title: Senior Vice President

GENERAL ELECTRIC CAPITAL
CORPORATION, as a Revolving Lender

By  /s/ Philip F. Carfora
     Name: Philip F. Carfora
     Title: Duly Authorized Signatory

CITIBANK, N.A., as a Revolving Lender and
Issuing Bank

By  /s/ Michael Smolow
     Name: Michael Smolow
     Title: Vice President

BANK OF AMERICA, N.A., as a Revolving
Lender

By  /s/ David Vega
     Name: David Vega
     Title: Managing Director

BANK OF AMERICA, N.A.(acting through its
Canada Branch), as Canadian Lender

By  /s/ Medina Sales de Andrade
     Name: Medina Sales de Andrade
     Title: Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Revolving Lender and
Issuing Bank

By  /s/ Reza Sabahi
     Name: Reza Sabahi
     Title: Authorized Signatory

CIT BANK, as a Revolving Lender

By  /s/ Benjamin Haslam
     Name: Benjamin Haslam
     Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION as a
Revolving Lender

By  /s/ Robert T. Orzechowski
     Name: Robert T. Orzechowski
     Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a
Revolving Lender

By  /s/ Jeffrey S. Gruender
     Name: Jeffrey S. Gruender
     Title: Vice President

CAPITAL ONE LEVERAGE FINANCE CORP.,
as a Revolving Lender

By  /s/ Ron Walker
     Name: Ron Walker
     Title: Senior Vice President

HSBC BANK USA, N.A., as a Revolving Lender

By  /s/ Kysha A. Pierre-Louis
     Name: Kysha A. Pierre-Louis
     Title: Vice President

ROYAL BANK OF CANADA, as a Revolving
Lender

By  /s/ John Flores
     Name: John Flores
     Title: Authorized Signatory

GOLDMAN SACHS LENDING PARTNERS
LLC, as a Revolving Lender

By  /s/ Lauren Day
     Name: Lauren Day
     Title: Authorized Signatory

SCHEDULE I

BORROWER/LOAN GUARANTOR	FINANCIAL OFFICER NAME & TITLE
JONES APPAREL GROUP USA, INC.	Joseph Donnalley Treasurer
THE JONES GROUP INC.	Joseph Donnalley Treasurer and Senior Vice President, Corporate Taxation and Risk Management
JONES APPAREL GROUP HOLDINGS, INC.	Joseph Donnalley Treasurer
JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION	Joseph Donnalley Vice President and Treasurer
JONES INVESTMENT CO. INC.	Joseph Donnalley Vice President/Finance, Treasurer and Assistant Secretary
NINE WEST DEVELOPMENT CORPORATION	Joseph Donnalley Vice President/Finance, Treasurer and Assistant Secretary
JONES JEANSWEAR GROUP, INC.	Joseph Donnalley Vice President and Treasurer
JONES JEWELRY GROUP, INC.	Joseph Donnalley Treasurer
JONES DISTRIBUTION CORPORATION	Joseph Donnalley Vice President and Treasurer
JONES MANAGEMENT SERVICE COMPANY	Joseph Donnalley Vice President/Finance, Treasurer and Assistant Secretary
JONES HOLDING, INC.	Joseph Donnalley Vice President and Treasurer